Exhibit 99.1
InvestorPresentation September 17, 2010

SafeHarborStatement DisclaimerThis document does not constitute an offer to sell, or an invitation to subscribe for or purchase, any securities or the solicitation of any approval in any jurisdiction, nor shall there be any sale, issuance or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. This document is not an offer of securities for sale in the United States. No securities will be offered or sold in the United States absent registration or an exemption from registration. This document does not constitute a prospectus or prospectus equivalent document. This document is not intended for distribution to, or use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation.Forward-Looking StatementsThis document may include "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Investors are cautioned that such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Prisa, Liberty and the combined group after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Business Combination Agreement between Prisa and Liberty (the "Amended and Restated Business Combination Agreement"); (2) the outcome of any legal proceedings that may be instituted against Prisa and others following announcement of the Amended and Restated Business Combination Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Amended and Restated Business Combination Agreement due to the failure to obtain Liberty stockholder approval, Liberty warrantholder approval or Prisa shareholder approval; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Amended and Restated Business Combination Agreement; (5) the risks that Prisa's planned asset dispositions and/or restructuring of its credit facilities will fail to be completed or fail to be completed on the terms currently anticipated or that Prisa will not receive the necessary consents under its Refinancing Master Agreement to the terms of the business combination; (6) the risk that holders of more than 80 million shares of Liberty common stock will elect to receive cash or will elect to redeem their shares; (7) the risk that other conditions to closing may not be satisfied; (8) the risk that securities markets will react negatively to the business combination or other actions by Prisa and the holders of Liberty common stock will not find this to be more attractive than the former terms of the business combination or have a different view of the value and long-term prospects of Prisa; (9) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (10) the ability to recognize the anticipated benefits of the combination of Prisa and Liberty and of Prisa to take advantage of strategic opportunities; (11) costs related to the proposed business combination; (12) the limited liquidity and trading of Liberty's securities; (13) changes in applicable laws or regulations; (14) the possibility that Prisa may be adversely affected by other economic, business, and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in Prisa's or Liberty's filings with the SEC.Readers are referred to Liberty's most recent reports filed with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.Additional Information and Where to Find ItThis document may be deemed to be solicitation material in respect of the proposed business combination involving Prisa and Liberty.On September 17, 2010 in connection with the proposed business combination, Prisa filed an amended registration statement on Form F-4 (the "Registration Statement") with the SEC that incl udes a preliminary proxy statement of Liberty for the proposed business combination and proposed warrant amendment that will also constitute a prospectus of Prisa. Liberty intends to mail a definitive proxy statement/prospectus for the proposed business combination and proposed warrant amendment to its stockholders and warrantholders as of a record date to be established for voting on the proposed business combination. Liberty stockholders and warrantholders are urged to read the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus when it becomes available, because these documents contain or will contain important information regarding Liberty, Prisa, the proposed business combination, the proposed warrant amendment and related matters. Stockholders and warrantholders may obtain a copy of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus when it becomes available, and any other documents filed by Liberty or Prisa with the SEC, free of charge, at the SEC's website (www.sec.gov) or by sending a request to Liberty, 1114 Avenue of the Americas, 41st floor, New York, New York 10036, or by calling Liberty at (212) 380-2230. Prisa will also file certain documents with the Spanish ComisionNacional del Mercado de Valores (the "CNMV") in connection with its shareholders' meeting to be held in connection with the proposed business combination, which will be available on the CNMV's website at www.cnmv.es.Participants in the Business CombinationPrisa and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination and from the warrant holders of Liberty in connection with the proposed warrant amendment. Information regarding the special interests of these directors and executive officers in the merger will be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) and the other relevant documents filed with the SEC.Liberty and its directors and officers may be deemed to be participants in the solicitation of proxies from Liberty's stockholders in respect of the proposed business combination and from the warrant holders of Liberty in connection with the proposed warrant amendment. Information regarding the officers and directors of Liberty is available in Liberty's annual report on Form 10-K for the year ended December 31, 2009, which has been filed with the SEC. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) and the other relevant documents filed with the SEC.

TableofContents Executive SummaryOverview of Corporate StrategyPrisa Current Performance SECTIONS APPENDIX A: Key Transaction ChangesB: Business OverviewC: Digital+ in Depth

ExecutiveSummary

GrupoPrisaOverview Among the leading entertainment and education companies in the Spanish and Portuguese speaking world LTM €M1 # 1 daily newspaper in Spain#2 daily sports newspaper in Spain#2 economic newspaper in Spain # 1 radio in Spain, Colombia and Chile#3 radio in Mexico # 1 in textbooks in Spain#1 in textbooks in Brazil # 1 Free-to Air ("FTA") TV in Portugal# 1 FTA TV in SpainOne of the largest television and film producers in Spain & Portugal Grupo Prisa REVENUES % of Total EBITDA Margin % 3,1082100% 619220% Source: Prisa Audiovisual Press 39213% 40913% 63921% 1,64453% 10828% 5313% 16025% 31819% Note:As of June 30, 2010Consolidated figures incorporate Prisa's digital platform and Prisa's distribution, advertising, real estate, and corporate activities as well as eliminations and adjustments on consolidation Radio Education

AggressiveGrowthThroughLeverage During the last 5 years Prisa expanded its portfolio through significant use of financing1 3,696 3,715 5,044 4,857 5.2x 4.1x 7.5x 7.8x Net Debt 1,483 2,812 3,209 314 531 780 674 62603 4 2,750 3,217 / EBITDA 1.9x 2005 2006 2007 2008 2009 Revenues EBITDA Net Debt 2 Prisa’s current average 2 25% 2006 2007 2008 2009 20% of Sogecable hi 44 5% f 61.7% of Media Capital hi 94 4% f 403 Increase in Sogecable t k t 100% f Prisa s cost of senior debt is Euribor+2.25% reaching 44.5% for 1,000m reaching 94.4% for 403m 4.15% of Sogecable reaching 47.1% for 152m stake to for 2,057m Settlement of the exchangeable bond in cash for 162m Main Acquisitions Consolidation of Sogecable with a syndicated loan of 982m Consolidation of Media apital with a debt of 97m Change in soccer rights model affected revenues and EBITDA Other 6 Source: Prisa Note: 1. Historical EBITDA/Interest levels were: 18.5x in 2005, 5.5x in 2006, 4.3x in 2007, 2.5x in 2008, and 4.0x in 2009 2. 2008 figures exclude real estate disposal (227 m Revenues; 215 m EBITDA) and sale of 8.14% of Union Radio to 3i ( 60m Revenues, 60m EBITDA)

# Grupo Prisa Restructuring Events To Date

**Since 2009 Prisa has taken a number of steps aimed towards transforming capital structure and improving competitive positioning**

**2009**

- May 14, 2009 – Prisa extends refinancing agreement until March 2010
- August 21, 2009 – Prisa sells 10m treasury shares to Talos Partners
- September 28, 2009 – Prisa announces agreement for sale of minority stake in Santillana
- October 20, 2009 – Prisa announces acquisition of 12% of V-Me
- November 2009– Prisa and Liberty begin exploring business combination
- November 25, 2009 – Prisa announces agreement for sale of 22% of Digital+ to Telefonica
- December 18, 2009 – Prisa announces agreement for sale of 22% of Digital+ to Telecinco and merger of Cuatro and Telecinco

**2010**

- March 5, 2010 – Prisa and Liberty announce business combination agreement
- April 19, 2010 – Prisa signs refinancing agreement with lenders
- April 29, 2010 – Prisa closes sale of Minority stake in Santillana
- May 7, 2010 – Prisa files F-4 and amends terms of Liberty deal
- June 24, 2010 – Prisa regains soccer broadcast rights
- July 29, 2010 – Prisa extends refinancing agreement until 2013 subject to conditions
- August 4, 2010 – Prisa announces amended terms of Liberty deal
- August 13, 2010 – Prisa announces additional investor commitments in Liberty deal
- August 19, 2010 – Prisa files amended F-4

Legend: Related to Liberty transaction (dark boxes: March 5, 2010; April 19, 2010; May 7, 2010; July 29, 2010; August 4, 2010; August 13, 2010; August 19, 2010; November 2009); Other events (light boxes)

>> Source: Prisa

7

# GrupoPrisaInvestmentRationale

| | |
|---|---|
| **Leading Market Position in Spanish Portuguese Speaking World** | • Audiovisual: **#1 FTA TV** (TVI and Telecinco-Cuatro, pro forma merger) and **among the largest audiovisual production** companies in the Iberian Peninsula<br>• Education: **#1 textbook publisher** in Spain and Brazil; Market leader in textbooks and trade publishing in Latin America (Santillana)<br>• Press: **#1 daily newspaper** (El Pais), **#2 daily sports newspaper** (AS) and **#2 economic newspaper** (CincoDias) in Spain<br>• Radio: **#1 radio** in Spain, Colombia, and Chile, **#3 radio** in Mexico; **Largest Spanish speaking news network in the world** |
| **Portfolio of Premium Brands** | • Recognized as the **local leader across verticals** in a number of Spanish and Portuguese language markets<br>• El Pais, Santillana, 40 Principales, Digital+, Canal+, Cadena Ser and TVI are among the most recognized and well-regarded brands in their respective verticals |
| **Diversified Revenue Streams** | • 31% of revenue from subscribers, 28% from advertising and 19% from books and training in 2009<br>• **Resilience** of education and subscription businesses in terms of growth and profitability balances out cyclicality of advertising markets |
| **Robust Growth Potential** | • Traditional business: **all businesses are profitable**; growth based on geographic expansion, new products and exploiting cross-business synergies<br>• Digital business: **accelerate** current penetration in the digital market; extract value from underutilized digital assets; migrate towards device-agnostic business model |

Source: Prisa

8

# Revised Transaction Structure

## Consideration to Liberty Shareholders

*Each Liberty Shareholder receives:*

- **1.500 Prisa Class A ordinary shares**[1]
- **3.000 Prisa Class B Non-Voting Convertible Shares ("NVCS")**[1]

*Each NVCS:*

- Mandatory conversion in 3.5 years
- Receives €0.175 minimum dividend per annum out of available distributable profits and some distributable reserves[2]
- Converts after 3.5 years into:
  i. 1 Prisa ordinary share if the Prisa average ordinary share price at the time[3] is at or above €2.00, or
  ii. up to 1.333 Prisa ordinary shares if the Prisa average ordinary share price at the time[3] is less than €2.00[4]
- Provides for optional conversion into 1 Prisa ordinary share at any time during monthly exchange periods

- **$0.50 in cash**

## Consideration to Liberty Warrantholders

*Each Liberty Warrantholder receives:*

- **0.450 Prisa Class A ordinary shares**
- **$0.90 in cash**

## New Equity to Prisa Shareholders

*Each existing Prisa Shareholder receives:*

- **1.100 new Prisa warrants**[5]

*Each new Prisa warrant:*

- Is exercisable for 1 Prisa ordinary share
- Has a strike price of €2.00
- Expires in 3.5 years

## Increased Liberty Capitalization Structure

- Agreements with prominent banks and institutional investors ("Increased Capitalization Investors"), who, along with Liberty's Sponsors[6], committed to **invest an aggregate of $500 million** which will be used to fund a **$10.00 per share cash alternative** availableto Liberty Shareholders who would rather receive all cash than shares in Prisa
- In order to facilitate the Increased Liberty Capitalization structure, Liberty's Sponsors have committed to invest an additional $50 million and agreed to surrender for nominal consideration 24.8 million of their Liberty warrants and up to 6.4 million[7] of their Liberty common shares, depending upon the number of Liberty Shareholders electing to receive the cash alternative

Note:
1 All Class A ordinary shares and Class B NVCSs will be represented by Prisa American Depositary Shares
2 Dividends are cumulative until mandatory conversion. Please refer to page 13 for more detail
3 Prisa volume-weighted average share price for 20 trading days before the mandatory conversion date
4 Prisa has the option to settle the amount in excess of 1 Prisa ordinary share in cash. Please refer to page 12 for more detail
5 To be issued unless Prisa is required to conduct a rights offering in connection with the transaction, in which case either no warrants would be issued or the warrant issuance would be adjusted, in either case so as to result in the same level of dilution and increased capital to Prisa
6 Marlin Equities II, LLC and Berggruen Acquisition Holdings Ltd.
7 Based on commitment of $500 million from Increased Capitalization Investors and Liberty Sponsors

9

# Increased Certainty of Execution

- **Compelling value proposition to Liberty Shareholders and Warrantholders**
  - Revised structure adjusted to reflect changes in Prisa share price and FX environment
  - Convertible securities consideration with value protection and increased yield for Liberty Shareholders
  - Cash component
- **Increased value protection through Non-Voting Convertible Shares**
  - Allows Liberty Shareholders to retain Prisa stock upside while providing an attractive yield
  - Provides downside protection below €2.00 per Prisa ordinary share[1]
  - Liquid instrument expected to be traded on the NYSE
- **Agreements with institutional investors substantially increase likelihood of Liberty Shareholder approval**
  - Strong commitment from various institutional investors, banks and Liberty Sponsors: $500 million
  - Increased Liberty Capitalization Structure provides funds to allow for a $10.00 per share cash alternative ($0.13 above approximate redemption value of $9.87) to Liberty Shareholders who would rather receive all cash than Prisa securities[2]
  - Significant commitment from Liberty's Sponsors, who have committed to contribute $50 million to the Increased Liberty Capitalization Structure and to surrender for nominal consideration 24.8m of their Liberty warrants and up to 6.4m[3] of their Liberty common shares
- **Increased protection for Prisa Shareholders**
  - Anticipated new Prisa warrants[4] allow current Prisa Shareholders to participate in share upside (strike price of €2.00)
  - Provides some protection against dilution for existing Prisa Shareholders
  - Clear path to accelerated deleveraging, if fully exercised

Note:
1 Please refer to page 12 for more detail
2 It is a condition to closing that no more than 80 million Liberty common shares elect to receive cash
3 Based on commitment of $500 million from Increased Capitalization Investors and Liberty Sponsors
4 To be issued unless Prisa is required to conduct a rights offering in connection with the transaction, in which case either no warrants would be issued or the warrant issuance would be adjusted, in either case so as to result in the same level of dilution and increased capital to Prisa

10

# TransactionMerits

| | |
|---|---|
| **Reduces Leverage** | • **Liberty transaction intended to return leverage to sustainable levels**<br>– Permits restructuring of current €5 billion of total debt<br>– Enables extension of €1.8 billion bridge facility to May 2013<br>– Leverage reduction of 2.4x LTM EBITDA[1]<br>– If fully exercised, anticipated new Prisa warrants would raise cash and further reduce debt by 0.8x LTM EBITDA[1] |
| **Shifts Focus to Growth Strategy** | • **Allows management to focus on growth strategy**<br>– Servicing debt and asset sales no longer the priority<br>– Transaction provides capital and liquidity to support ongoing strategic initiatives |
| **Reinforces Governance Structure** | • **Prisa will expand its Board as well as the number of independent Board members in order to comply with CNMV regulations and NYSE listing rules**<br>• **Martin Franklin and Nicolas Berggruen have been invited to join Prisa's Board**<br>– Bring significant financial experience (involvement in over 75 completed transactions across multiple industries)<br>– Deep knowledge of US market, one of the key pillars of Prisa's growth strategy[2] |
| **Expands Investor Base** | • **Increases free float[3] and market cap and diversifies investor base**<br>– Free float[3] to rise from approximately ~€110 million to over €1.2 billion[4]<br>– Diversification of investor base toward key US market<br>– Non-Voting Convertible Shares are expected to further expand addressable investor base |
| **Compelling Valuation** | • **Attractive entry valuation**<br>– Prisa is currently trading at a discount to its peers on a TEV/LTM EBITDA and P/E basis |

Note:
1 Based on LTM EBITDA as of June 30, 2010. Please refer to page 16 for more detail
2 Primarily in the US Latin and Hispanic markets
3 Represents all shares not held by Prisa historical holders of ordinary shares
4 Based on fully diluted ordinary shares outstanding, post conversion of NVCSs and post-exercise of anticipated new Prisa warrants

11

SummaryofNVCSDownsideProtection The value of NVCS is protected under a maximum conversion ratio of 1.33 Each NVCS converts at the end f 3 1 33 1 33 1 33 of 3.5 years into: - 1 Prisa ordinary share if the Prisa average ordinary share price at the time1 is at or above 2.00; 1.00x 1.00x 1.00x 1.16x 1.33x 1.33x 1.33x - Up to 1.333 Prisa ordinary shares if the Prisa average ordinary share price at the time1 is between 1.50 and 2.002 - 1 333 Prisa if 2.50 2.25 2.00 1.75 1.50 1.333 ordinary shares the Prisa average ordinary share price at the time1 is below 1.50 Prisa has option to settle the protection in cash 1.25 1.00 Freely convertible for 1 Prisa ordinary share at any time during Prisa Ordinary Share Price NVCS Conversion Ratio monthly exchange periods 12 Note: 1 Prisa volume-weighted average share price for 20 trading days before the mandatory conversion date 2 At Prisa average stock price between 2.00 and 1.50, each NVCS will convert into approximately (2.33-(2*P)/3), where P is the volume-weighted average price of Prisa ordinary shares for 20 trading days before mandatory conversion date

# Summary of NVCS Dividend Structure

**NVCS dividend payment is backed by distributable profits and a premium reserve**

- Each NVCS to receive €0.175 annual dividend
- Prisa may pay the minimum annual dividend from two sources: distributable profits, as defined by Section 273 of the Spanish Companies Law of 2010, and from the premium reserve created in connection with the issuance of the NVCSs
  - If, in a given financial year, Prisa earns sufficient distributable profits to pay the full amount of the minimum dividend due to the holders of NVCSs, then Prisa must submit this payment out of distributable profits to shareholders for approval
  - If distributable profits in a given financial year are insufficient to pay the full amount of the minimum dividend due to the holders of the NVCSs, then any shortfall would be paid from the premium reserve in respect of the NVCSs
- Partial dividends are payable and any shortfalls may be made up in subsequent years prior to conversion[1]
- The premium reserve may only be used for dividend payments on NVCSs or upon mandatory conversion[2]
- The premium reserve is the difference between stated value and nominal value (€0.10) of NVCSs
- The stated value per NVCS will be calculated as the market value of Liberty at that time (based on the average closing prices of Liberty's common stock and warrants during the last full three-month period ending prior to the closing date) divided by the aggregate number of ordinary shares and NVCSs issued to Liberty stockholders and warrantholders in the business combination

**Illustrative Net Present Value Sensitivity of NVCS Dividends**

| | Discount Rate | | | | |
|---|---|---|---|---|---|
| | 0.0% | 5.0% | 10.0% | 15.0% | 20.0% |
| NPV per NVCS of 3.5 years of Dividends | € 0.61 | € 0.55 | € 0.49 | € 0.45 | € 0.41 |
| NPV per Liberty Share[3] of 3.5 years of Dividends | $2.36 | $2.12 | $1.91 | $1.74 | $1.59 |

>>

Note:
1. If the minimum dividend payable in respect of a given financial year exceeds the sum of distributable profits in that year and the then-existing balance of the premium reserve in respect of the NVCSs, then a partial dividend will be paid for such year, up to the amount of such distributable profits plus the then-existing balance of the premium reserve in respect of the NVCSs, pro rata in respect of the NVCSs. Any remaining shortfall would be added to the minimum dividend payable in respect of the NVCSs in the following year
2. The premium reserve will be non-distributable for so long as any NVCSs remain outstanding, other than for the payment of the minimum dividend on the NVCSs in the event that there are insufficient distributable profits to pay the full amount of such dividend. The premium reserve may also be distributed in connection with mandatory conversion of the NVCSs
3. Based on 3 NVCSs issued per Liberty share and €/$ exchange rate of 1.287 as of September 3, 2010

13

PrisaCashFlowManagement Cash from all subsidiary companies should be fully available to Prisa upon payment of all Sogecable debt CASH FLOW IN GRUPO PRISA Prisa Spain - Cash Pooling SystemCompanies with centralized cash management: Santillana Spain, Radio Spain and Press Latin America(Santillana and Radio) Media Capital Sogecable Intercompany Transactions Dividends Loans After the sales of minority stakes in Santillana and Digital+ are completed, Prisa expects to continue its current cash management practices, which should allow it to access cash flows from all companies after payment of dividends to minorities

# TaxesandMinorityDividendsSummary

**Prisa and Sogecable Benefit From Tax Credits**

- As of June 30, 2010, Prisa has tax assets for a total amount of € 1,317.8 million of which €1,003.5 million are in Sogecable

**Prisa Tax Groups**

| |
|---|
| Sogecable |
| Radio Spain |
| Companies outside Spain: Media Capital, Santillana and Radio in each country pay taxes individually |
| Prisa and all other subsidiaries |

**Ownership and Dividends[1]**

| | |
|---|---|
| **Prisa** | • Preferred dividend to NVCS for €0.175 per share |
| **Sogecable** | • 56% Prisa<br>• 22% Telecinco<br>• 22% Telefonica |
| **Telecinco** | • Prisa entitled to receive dividends on its 18.3% stake |
| **Media Capital** | • 65% Prisa<br>• Currently 4.5% other |
| **Santillana** | • 75% Prisa<br>• 25% DLJ, preferred dividend of €19m per year |
| **Radio** | • 73.5% Prisa<br>• 18.4% GrupoGodo<br>• 8.1% 3i |
| **Press** | • Minority interest in Diario As |

Note:
1.Pro forma closing of announced transactions

15

# Liberty-Backed De-Leveraging of Prisa

## Anticipated Cash Sources & Uses



€2,000
€1,500
€1,000
€500
€0
1,070
242
676
1,988
1,988
1,512
217
199
60
Pending Asset Sales (1)
Closed Asset Sales (2)
Net Liberty Proceeds (3)
Sources
Uses
Debt Repayments (Post Transaction)
Debt Repayments (1H2010) (4)
Cash for Company Needs (5)
Transaction Costs

## Prisa De-Leveraging[6]



Total Debt / 1H2010 LTM EBITDA
Net Debt / 1H2010 LTM EBITDA
7.8x
7.7x
Leverage reduced by 2.4x
5.4x
5.2x
Leverage reduced by 0.8x
4.6x
4.4x
Leverage reduced by 1.0x
3.6x
3.5x

| (€ in Millions) | Pre Transaction | Post Transaction (7) | Post Warrant Proceeds | PF for Telecinco Stake Monetization |
|---|---|---|---|---|
| Total Debt | € 4,842 | € 3,330 | € 2,847 | € 2,256 |
| Net Debt | € 4,748 | € 3,236 | € 2,753 | € 2,162 |

Note:
1 Estimated proceeds from minority stake sales of Digital+ and Media Capital (subject to antitrust clearance and other closing conditions)
2 Net proceeds from Santillana minority stake sale
3 Illustrative proceeds assume no trust cash used to fund cash elections or redemptions. Based on €/$ exchange rate of 1.287 as of September 3, 2010
4 €217m of Santillana minority stake sale proceeds were used to pay down debt in1H2010
5 Prisa expects to redeploy cash over the next 12 months toward operational efficiency plans and working capital. This cash is excluded from Prisa's net debt calculation
6 Based on debt balances and LTM EBITDA as of June 30, 2010
7 Including net proceeds from closed and pending asset sales

Source: Prisa, Capital IQ

16

# Expansion of Investor Base

**Pre-Transaction**


29%
71%
Float
Historical Shareholders

**Post-NVCS Conversion and Exercise of Anticipated New Prisa Warrants**


21%
37%
12%
30%
Float - New Ordinary Shares
Float - NVCS
Original Float (inc. Warrants)
Historical Shareholders (inc. Warrants)

## Enhanced Stock Liquidity

| | | |
|---|---|---|
| **Listing** | Spain only | Spain + NYSE |
| **Investor Base** | Mostly Spanish/European | Global |
| **Market Cap**[1] | ~€370m (219m shares) | ~€1,840m (1,088m shares)[2] |
| **Free Float**[1,3] | ~€110m (64m shares) | ~€1,290m (760m shares) |

Source: Prisa, Capital IQ

Note:
1 Illustrative, approximate, and based on Prisa share price of €1.69 as of September 3, 2010
2 Based on 1-for-1 conversion of Prisa Class B NVCSs into Prisa Class A ordinary shares and exercise of all anticipated new Prisa warrants
3 Represents all shares not held by Prisa historical holders of ordinary shares

17

FreeFloatandMultipleExpansion Among selected Prisa comparables, companies with higher floats are valued at a premium to peersg p , p g p p ; inversely, companies with lower floats are valued at a discount to peers TEV/LTM EBITDA1- Company TEV/LTMEBITDA1- PeerGroupMean Float(%) 99.3% 92.7% 78.5% EBITDA LTM EBITDA Peer Group Mean Float (%) 10.1x 10.6x 47.9% 8.9x 9.0x 7.2x 6.7x 7.5x 9.0x Pearson plc Walt Disney Co. Grupo Televisa SA Arnoldo Mondadori Editore SpA 18 Note: Source: Capital IQ 1 As of June 30, 2010

ProFormaEnterpriseValue Implied Pro Forma Enterprise Value at Various Prisa Share Prices Prisa Share Price 1 1.25 1.50 1.75 2.00 2.25 2.50 PF Shares Outstanding, fully diluted 1,088.0 1,088.0 1,088.0 1,088.0 1,088.0 1,088.0 Implied Equity Value 1,360.0 1,632.0 1,904.0 2,176.0 2,448.0 2,720.0 Add: PF Net Debt 2 2,753.5 2,753.5 2,753.5 2,753.5 2,753.5 2,753.5 Add: PF Minority interest Digital+ (44%) 3 1,034.0 1,034.0 1,034.0 1,034.0 1,034.0 1,034.0 Santillana (25%) 4 205.0 205.0 205.0 205.0 205.0 205.0 Balance Sheet 6/30/2010 5 202.9 202.9 202.9 202.9 202.9 202.9 Total PF Minority Interest 1,441.9 1,441.9 1,441.9 1,441.9 1,441.9 1,441.9 Less: Investment in Telecinco Stake (18.3%) 6 (591.2) (591.2) (591.2) (591.2) (591.2) (591.2) Implied Enterprise Value 4,964.2 5,236.2 5,508.2 5,780.2 6,052.2 6,324.2 Note: 1 More than 3/4 of Prisa research analysts who have published research updates since the August 4, 2010 transaction update have not included any discussion of the current value of the new Prisa warrants expected to be issued at closing 2 Net of cash infusion from Liberty and 482m of proceeds from full exercise of new Prisa warrants 3 Based on EV of transaction with Telefonica and Mediaset (2009 Annual Report) 4 Aggregate Santillana stake of 279m reduced by 74m already on the balance sheet as of June 30, 2010 5 Includes 74m of aggregate Santillana stake (279m) 6 Based on market value of Telecinco stake shares as of September 3, 2010. Telecinco stake shares represent 18.3% of the sum of the market value of Telecinco (30 days before transaction announcement) and the agreed valuation of Cuatro and Digital+ 19

# Market Multiples of Prisa Comparables

| | | Total Debt/ | TEV/Revenue | | TEV/EBITDA | | P/E | |
|---|---|---|---|---|---|---|---|---|
| | | LTM EBITDA | 2010E | 2011E | 2010E | 2011E | 2010E | 2011E |
| Audiovisual | British Sky Broadcasting Group[1] | 1.4x | 2.3x | 2.2x | 9.0x | 9.0x | 19.8x | 15.5x |
| | Grupo Televisa SA | 2.1x | 2.7x | 2.5x | 7.2x | 6.6x | 18.3x | 15.6x |
| | Cyfrowy Polsat S.A. | 0.1x | 2.6x | 2.4x | 9.6x | 8.0x | 14.4x | 12.3x |
| | ITV plc | 3.8x | 1.5x | 1.5x | 8.2x | 7.4x | 15.3x | 12.3x |
| | TF1 Group | 2.0x | 1.1x | 1.0x | 10.1x | 7.5x | nm | 14.9x |
| | Metropole Television M6 | 0.0x | 1.3x | 1.3x | 6.6x | 6.3x | 15.4x | 14.4x |
| | Gestevision Telecinco, S.A. | 1.1x | 2.6x | 2.0x | 12.0x | 7.9x | nm | 12.7x |
| | Antena 3 de Television SA | 0.9x | 1.6x | 1.5x | 8.6x | 7.4x | 11.8x | 10.1x |
| | RTL Group SA | 0.1x | 1.9x | 1.8x | 9.1x | 8.6x | 17.3x | 15.4x |
| | Mediaset SpA | 1.3x | 1.7x | 1.6x | 5.8x | 5.4x | 14.5x | 12.4x |
| | ProSiebenSat.1 Media AG | 6.0x | 2.3x | 2.2x | 8.1x | 7.6x | 12.7x | 10.0x |
| | Median | 1.2x | 1.8x | 1.7x | 8.4x | 7.4x | 14.9x | 12.6 |
| | Mean | 1.7x | 1.9x | 1.8x | 8.5x | 7.3x | 15.0x | 13.0 |
| Publishing | Reed Elsevier plc | 2.3x | 2.6x | 2.5x | 9.6x | 9.0x | 15.4x | 13.9x |
| | RCS MediaGroup S.p.A | 6.8x | 1.0x | 0.9x | 10.9x | 9.5x | nm | 16.6x |
| | Lagardere SCA | 4.3x | 0.8x | 0.7x | 8.7x | 7.7x | nm | 9.7x |
| | Arnoldo Mondadori Editore SpA | 3.2x | 0.6x | 0.6x | 6.5x | 5.7x | 10.3x | 8.0x |
| | John Wiley & Sons Inc. | 1.9x | 1.7x | na | 8.2x | na | 14.2x | na |
| | The McGraw-Hill Companies, Inc. | 0.8x | 1.5x | 1.4x | 5.7x | 5.3x | 11.5x | 10.5x |
| | Pearson plc | 2.6x | 1.8x | 1.8x | 10.4x | 10.5x | 14.1x | 13.5x |
| | Median | 2.6x | 1.5x | 1.2x | 8.7x | 8.4x | 14.1x | 12.0 |
| | Mean | 3.1x | 1.4x | 1.3x | 8.6x | 7.9x | 13.1x | 12.0 |
| Diversified[2] | Walt Disney Co. | 1.4x | 2.0x | 1.9x | 8.5x | 7.6x | 16.0x | 14.0x |
| | Time Warner Inc. | 2.8x | 1.8x | 1.7x | 7.8x | 7.2x | 14.1x | 12.4x |
| | News Corp. | 2.3x | 1.2x | 1.2x | 6.8x | 6.2x | 10.5x | 11.2x |
| | Viacom, Inc. | 2.0x | 2.0x | 1.8x | 7.3x | 6.5x | 11.6x | 9.6x |
| | Median | 2.1x | 1.9x | 1.7x | 7.5x | 6.9x | 12.8x | 11.8 |
| | Mean | 2.1x | 1.8x | 1.6x | 7.6x | 6.9x | 13.0x | 11.8 |

>>

1 Not pro forma for News Corp. transaction. Excluded from median/mean calculations
2 Diversified media companies trade at lower multiples due to lower growth rates, lower margins, and limited expansion prospects

Source: Capital IQ

20

# Historical Valuation Against Industry Cycles

**Current TEV/LTM EBITDA valuations for media companies are near the trough of the industry cycle**



25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
EV/LTM EBITDA (x)
Mean= 11.6x
Sep-95
May-96
Jan-97
Sep-97
May-98
Jan-99
Sep-99
May-00
Jan-01
Sep-01
May-02
Jan-03
Sep-03
May-04
Jan-05
Sep-05
May-06
Jan-07
Sep-07
May-08
Jan-09
Sep-09
May-10
Audiovisual
Publishing
Diversified

Note: TEV/LTM EBITDA multiples in excess of 20.0x have been excluded from the analysis

Source: Capital IQ

Diversified includes: Walt Disney, Time Warner, News Corp, Viacom. Audiovisual includes: BSkyB, Televisia, Polsat, ITV, TF1, Metropole, Telecinco, Antena 3, RTL, Mediaset, ProSiebenSat.1. Publishing includes: Reed Elsevier, RCS, Lagardere, AndoldoMondadori, John Wiley & Sons, McGraw-Hill, Pearson

21

OverviewofCorporateStrategy

# Diversified Player of Scale

AMONG THE LARGEST DIVERSIFIED ENTERTAINMENT AND EDUCATION GROUPS IN EUROPE WITH REVENUES DISTRIBUTED ACROSS BUSINESSES, MARKETS AND GEOGRAPHIES

% REVENUE 2009 by SEGMENT



1%
13%
12%
55%
19%
Audiovisual
Education
Radio
Press
Other

% REVENUE 2009 by REVENUE STREAM



7%
9%
6%
31%
19%
28%
PayTV Subs.
Advertising
Books & Training
Press & Mag.
Others
Audiovisual Rights & Prod.

% REVENUE 2009 by COUNTRY



2%
5%
2%
7%
7%
77%
Spain
Portugal
Mexico
Brazil
Colombia
Others

- Presence in more than 20 countries, reaching approximately 50 million daily users through global brands
- Prisa has 27 million daily radio listeners - 16 million daily television viewers - 3 million daily readers - 3 million daily internet users and sells more than 117 million books
- Audience growth of approximately 19% over the five-year period from 2004 through 2009
- Presence in Brazil and Portugal and among the growing Hispanic community in the United States provides opportunities for expansion and further capitalization on Prisa's brands, contents and creative talent in a global market of over 700 million people

>>

Source: Prisa

23

# Global Strategy: Platform For Accelerated Future Growth

**Transform traditional media businesses**

- Adjust business model to extract maximum value from existing assets
- Leverage key strategic partnerships

**Integrate business units**

- Extract synergies from transversal initiatives
- Leverage resources and capabilities across business units
- Transversal initiatives already identified and commencing

**Focus on key international growth markets**

- Brazil / Latin America: Publishing and Audiovisual Production
- US / Mexico: Publishing, Radio and Audiovisual

**Accelerate Digital Growth**

- Accelerate penetration in the digital market utilizing a consumer oriented strategy
- Grow and monetize the digital communities and products

**Streamline Cost Structure**

- Past efficiency programs successful; new plans in place
- 15.3% decline in operating expenses in 2009 compared to 2008 (excluding depreciation and amortization)
- 8% reduction in management salaries in 2009

Source: Prisa

24

# KeyStategicInitiativesperBusinessUnit

**DIGITAL+**

**Multi-distribution strategy of Canal+**

- Agreements with other telecommunications operators to bundle and/or wholesale distribution of product offerings: Jazztel (May 2010), Telecable(May 2010), Orange (Aug 2010). Further agreements in negotiation
- Canal+Dos in TDT launched in August 2010

**Broaden distribution of PVR/iPlus, HD, Multiroom, VOD and 3D to drive loyalty and subscription ARPU**

- New iPlus pricing model since May 2010 (lease versus sale) has resulted in an increase of new iPlus users for a total of more than 200,000 by August 2010
- HD channels increase. 14 HD channel line-up as of August 2010
- First Spain's 3D broadcasts in June 2010, showing eight live World Cup 2010 matches as well as concerts and other events
- VoD expected to start in early 2011

**Cuatro/ T5**

**Leverage Telecinco/CUATRO merger**

- Expand current online presence with better offering and monetization strategy
- Streamline operations and eliminate redundancies

**Media Capital**

**Expand and Improve Media Capital**

- Expand content sales international (Brazil, Angola)
- Consolidate production operations with "one-stop shop" audiovisual city in Lisbon

25

# KeyStategicInitiativesperBusinessUnit (con't)

**Santillana**

**Continue to Grow and Expand Scholarly Textbook Leadership Position**

- Continue to develop integrated educational systems in which content is provided by digital media as well as in books
- Continue expansion to learning systems (teaching services, technology model and ebooks)
- Currently growing its digital content catalogue

**Increase Language Learning Presence**

- Develop US Languages market

**Focus on Growing Trade Publishing Division**

- In 2010, Santillana launched, in partnership with six other publishers, Libranda, the biggest Spanish distribution platform for books

**Press**

**Lead Industry Transformation**

- Concentrate on content creation rather than distribution
- Generate new revenue by participating in new distribution platforms - Become device agnostic
  - El País instituted an online edition in 1996
  - El País was the first Spanish daily to launch a native application for the iPhone and to sign an agreement with Amazon to offer a Kindle edition
  - In 2009, El Pais launched El Pais Plus, a service for mobile phone news alerts
  - AS website accounted for 25% of advertising revenue in 2009
- Generate new revenue from current website with +30m unique viewers

**International Expansion**

- Increase circulation in new markets and diversify risk
- Leverage 30% penetration of internet viewers coming from outside of Spain to continue to increase online traffic

26

# KeyStategicInitiativesperBusinessUnit (con't)

**Radio**

**Digital Expansion**

- Use radio broadcasting to continue to direct audience to digital media
- Use digital to foster client loyalty with current 10m unique monthly online visitors across its 42 internet portals
- Develop segmented content exclusively for digital media
- Build strategic partnerships with key players
- Continue to become device agnostic, distributing through numerous platforms

**Expand Brand Development / Talent Management**

- Expand use of successful brands across platforms (40 Principales with 1.2m subscribers to TV channel)
- Continued vertical integration of music industry by expanding artist management, promotion, and distribution to add 120+ events per year

**Geographic Expansion**

- Geographical extension of business: Improve present position in those markets where Unión Radio is not yet operating or has an opportunity to grow.
- To increase presence in the underpenetrated US Hispanic market with a population of over 40 million

>>

27

# AcceleratedDigitalGrowth

- Digital strategy is focused on centralizing customer information and content across divisions and external distribution platforms to drive revenues with low marginal cost

**Customer Marketing Database:**
Creation of a single Marketing Database for all of Prisa's customers across the Group's divisions

**New Sources of Revenue:**
Better understanding of customers will generate new business models based on segmentation, relevance and communities

**Content and Customer Data Management Platforms:**
Integration of content data management platforms across divisions and external distribution platforms

**Technology Partnerships:**
Implementation of partnerships to maximize online interactivity with the Spanish speaking communities worldwide

- **Measures implemented to date:**
  - Hired a Chief Digital Officer
  - Created customer marketing database with over 4 million records
  - Appointed new Director of Corporate Development
  - Created of system to identify transversal opportunities across businesses and countries

- **Successes to date:**
  - 46 million unique users per month in all segments
  - Over 18 million songs streamed per month from 40 Principales and Cadena Ser
  - El País.com reaches +17 million readers per month
  - More than 12 million videos streamed monthly through all of Prisa'swebsites

**Prisa is becoming an integrated content and customer-centric Company focusing on mobile, video, and social media**

Source: Prisa

28

PrisaCurrentPerformance

AdvertisingMarketEvolution 2009 represented the bottom of the advertising expenditure in Spain Chg.% Advertising Expenditure (Total Market) 5 10 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 (3) -5 0 5 (6) (12) (14) (14) -20 -15 -10 (21) (28) (31) (22) 35 -30 -25 -) 2008 -13.9% 2009 -23.9% 30 Source: i2p, Arce Media Elaboracion Media Hotline

January-August2010ResultsMainHighlights JANUARY - AUGUST JANUARY - AUGUST JANUARY - AUGUST 2010 2009 Var % Revenues € 2,064 € 2,182 (5.4%) EBITDA € 420 € 455 (7.7%) EBIT € 285 € 294 (2.9%) Net Profit € 97 € 63 54.0% EBITDA Margin 20.4% 20.9% EBIT Margin 13.8% 13.5% Net Margin 4.7% 2.9% Net Debt € 4,735 € 4,986 Excluding the impact of the change in the commercialization model of the football rights, the revenues of the group would have increased by 0.4%Advertising revenues increased by 9.1%.All business units posted positive results.Interest on debt decreased by 34.8%.January-August 2010 EBITDA includes €(21) million of Cuatro and €(44) million of the World Cup results1 (€ million) Source: Prisa Note:EBITDA for January-August 2010 includes extraordinary loss of €(44)m of World Cup results. €(19)m of the €(21)m total EBITDA of Cuatro are part of the aggregate €(44)m EBITDA World Cup loss. After the closing of the transaction between Prisa and Telecinco, the Cuatro results will no longer be consolidated

# January-August 2010 Results Main Highlights

- **Audiovisual** revenues reached €1,083 million and an EBITDA of €191 million
- Positive evolution on **Digital+ subscribers** in both gross additions (+23%) and cancellation (-13%) metrics (as of August 2010 year-on-year).August 2010 is the fifth consecutive month of decline in cancellations and churn rate improvement
- **Santillana** increased its revenues by 2.7% and its EBITDA reached €148.82 million. Significant year-on-yeargrowth was seen in Brazil (37%), Peru (22%) and Mexico (17%)
- **Radio** revenues increased by 7.6% and EBITDA increased 16.3% with margin improving from 21.5% to 23.3% year-on-year. International revenues increased by 33.5% year-on-year
- **Press** division increased its EBITDA by 4.3% with margins improving from 9.4% to 10.1% year-on-year
- **El País** achieved an EBITDA of €18 million (10% EBITDA margin) and net profit of €8 million
- **Diario AS** revenues increased by 22.6% year-on-year
- In the **Digital area**, advertising revenues increased 38.1% year-on-year. Prisa reached 46 million monthly unique users (+24.4%): AS.com (+41.2%), ElPais.com (+10.5%) with approximately 30% international unique users, Los40.com (+21.6%) andCuatro.com (+16.6%) and Media Capital (+14.8%)

Source: Prisa

32

# January-August 2010 Revenues Highlights

## Total Revenues breakdown by business unit

(€ million)



Total
2,182
2,064
-5.4%
Audiovisual
*1,216
1,083
-11.0%
Education
439
450
+2.7%
Radio
235
253
+ 7.6%
Press
270
263
-2.7%
Other
22
15
-31.5%
Jan Aug 2009
Jan-Aug 2010

Note:
* Impact from the change in the football exploitation model

**Audiovisual:**
- This decrease was due in part to the negative impact of a change in the soccer marketing model at Sogecable, since 2009 results included €125 million revenue from the sale of audiovisual soccer rights
- Excluding this effect, audiovisual revenues decreased by 0.7% year-on-year

**Press:**
- Prisasold its press operation in Bolivia in 2009, with revenues by August 2009 of €6.4 million, which explains 91% of the year-on-year decrease

**Education:**
- Strong education campaigns take place on the 3rd quarter of the year in Spain and Portugal

**Other:**
- Decrease in other business is primarily the result of Prisa's reclassification of advertising revenue from ElPais.com, Cuatro.com, As.com, CincoDias.com, Ser.com, and Plus.es to those websites' respective business units

**Total Prisa Revenues:**
- Excluding the impacts mentioned on the audiovisual and press division, the revenues increased 0.6% year-on-year

33

Source: Prisa

J A t2010EBITDAJanuary-August2010EBITDASummary TOTAL EBITDA EBITDA by business unit ( million) EBITDA Margin % ( million) EBITDA Margin % -7.7% Sogecable: 168 Digital+*: 189 Cuatro: -21 Media Capital: 23 20.4% 420 Radio in Spain: 41 Int. Radio: 16 Music: 2 Latam & USA: 94 Spain &Port.: 55 El Pais: 18 AS: 9 Cinco Dias: (0.5) Others: 0.0 455 420 20.9% 20.4% 191 149 17.6% 33.0% 23.3% 10 1% 59 27 -5 J A TOTAL Audiovisual Education Radio Press Others** 10.1% Jan- Aug 09 Jan- Aug 10 Others 34 Note: * Digital+ includes the pay TV business and other related activities ** “Others” mainly includes the activities from Prisacom, Distribution, Advertising commercialization, Prisa Innova, Real Estate and Headquarters Source: Prisa

# January-August 2010 EBITDA Highlights

## Total EBITDA breakdown by business unit

(€ million)



Total
455
420
-7.7%
Audiovisual
237
191
-19.3%
Education
152
149
-2.0%
Radio
51
59
+16.3%
Press
26
27
+4.3%
Other
(10)
(5)
+48.0%
Jan-Aug. 09
Jan-Aug. 10

**Audiovisual:**

- Temporary negative effects seen from the implementation of changed business model
- January-August 2010 EBITDA includes €(21) million of Cuatro and €(44) million of the World Cup results[1]

**Press:**

- Circulation decreases were offset by cost-efficiency program and increases in advertising revenues

**Radio:**

- Strong advertising growth in LATAM as well as cost-efficiency programs

**Publishing:**

- Relevant campaigns expected for final months of the year

Note:
1 EBITDA for January-August 2010 includes extraordinary loss of €(44)m of World Cup results. €(19)m of the €(21)m total EBITDA of Cuatro are part of the aggregate €(44)m EBITDA World Cup loss. After the closing of the transaction between Prisa and Telecinco, the Cuatro results will no longer be consolidated

Source: Prisa

35

J A t2010Ad January-August2010AdvertisingRevenues January-August 2010 ADVERTISING REVENUES: 608 MILLION (+9.1%) business unit Advertising Revenues1breakdown unit R di 14.9% Advertising Revenues by Revenues breakdown by (% of Total Ad Revenue) ( million) Audiovisual 47% Radio 35% 218 289 9.7% 3.1% 108 Press 18% Audiovisual Radio Press 36 Source: Prisa Note: 1. Includes additional 7 million of intercompany sales

J A tB k dT January-AugustBooksandTrainingSummary JANUARY-AUGUST 2010 BOOKS AND TRAINING REVENUES: 441 MILLION (+3.1%) Geographic revenue breakdown Revenue growth by countries Spain & Portugal 33% Rest of Latam 13% 37% 22% 17% 14% Colombia 3% Mexico 15% 8% 3% Brazil Brazil Peru Mexico Colombia Chile Argentina Peru 21% 4% Argentina 6% Chile 5% 37 Source: Prisa

J A tCi l January-AugustCirculationSummary January-August 2010 CIRCULATION REVENUES: 122 MILLION (-5.9%) Average Daily Circulation January- August 2010 January- August 2009 Chg. % El Pais 375,043 391,853 (4.3) ACSco as 2319,,5582 23139,,46651 (0.1) Market Share (% Total Circulation) 8% El General Press Sport Press 25% 13% 9% 9% Pais El Mundo ABC La Vanguardia 30% 15% 15% As Marca S 19% 17% El Periodico La Razon Others 40% Sport Mundo Deportivo 38 Source: OJD as of June 2010. Figures are not audited Source: Prisa

J A tP TVS b ib January-AugustPayTVSubcribersEvolution January-August 2010 PAY-TV SUBCRIBER REVENUES: (-9 9%) Monthly ARPU +4.6% 614 MILLION 9.9%) Net Additions (000) -148 -85 1.5 1.1 123 150 -235 37.1 39.3 -271 Jan- Aug 09 Jan- Aug 10 Aug 09 Aug 10 PPV Suscription August YTD ARPU -0.3% Cancelations Gross Additions Subscribers (000) 1 887 1 760 0 3% 1,887 1,760 4.7 1.8 Aug. 09R Aug. 10R J A J A 10 37.1 39.9 39 Jan- Aug 09 Jan- Aug Source: Prisa

Digital+SubscribersEvolution (‘000) J F b M A M J J l A S O t N D J F b M A M J J l A 2009 2010 48 Jan. Feb. Mar. Apr. May. June July Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May. June July Aug. 19 17 20 17 22 22 18 14 14 17 19 22 36 17 13 9 10 8 10 10 12 26 25 26 -7 -13 -13 -18 -23 -16 -14 -17 -22 -15 -11 -21 -14 -9 -16 -8 --30 -33 -36 -33 -37 -39 -38 -36 -36 -35 -32 -29 --38 3 -33 -31 -27 -28 --29 -29 Gross Additions Cancellations Net 2009: 221 Jan-2010: 150 2009: -410 Jan-2010: -235 2009: -189 Jan-2010: -85 40 Jan Aug Jan Aug Jan Aug Source: Prisa

AppendixA:KeyTransactionChanges

# Summary of Key Structure Changes

| | Revised Deal Announced – May 7 | New Structure – August 4 |
|---|---|---|
| **Liberty Share Count** | • 126.4m shares, reflecting Liberty's Sponsors cancelling 3m of their Liberty common shares | • 129.4m shares[1]<br>• Liberty's Sponsors have agreed to surrender for nominal consideration 24.8m[2] of their Liberty warrants and up to 6.4m[3] of their Liberty common shares, depending upon the number of Liberty Shareholders electing to receive the cash alternative. The transaction consideration for the shares cancelled as a result of cash elections will be transferred to the Increased Capitalization Investors |
| **Consideration to Liberty Equityholders Per Share/Warrant** | Shareholders<br>• Ords.: 1.173 Ords./Liberty share<br>• NVCS: 0.563 NVCS/Liberty share<br>Warrantholders<br>• Ords.: 0.115 Ords./Liberty warrant<br>• NVCS: 0.055 NVCS/Liberty warrant<br>• Cash: $1.04/Liberty warrant | Shareholders<br>• Ords.: 1.500 Ords./Liberty share<br>• NVCS: 3.000 NVCS/Liberty share<br>• Cash: $0.50/Liberty share<br>Warrantholders<br>• Ords.: 0.450 Ords./Liberty warrant<br>• Cash: $0.90/Liberty warrant |
| **Total Consideration to Liberty Equityholders** | Shareholders<br>• Ords.: 148.3m<br>• NVCS: 71.2m<br>Warrantholders<br>• Ords.: 8.8m<br>• NVCS: 4.2m<br>• Cash: $80m | Shareholders<br>• Ords.: 201.5m<br>• NVCS: 403.0m<br>• Cash: $67m<br>Warrantholders<br>• Ords.: 23.4m<br>• Cash: $47m |
| **Total New Equity to PrisaEquityholders** | • None | • New Prisa warrants: 241.0m[4]<br>  • Exchange Ratio: 1.100 new Prisa warrants/Prisa share<br>  • Strike Price: €2.00<br>  • Expiration: 3.5 years |

Abbreviations – Ords.: Prisa Class A Ordinary Shares. NVCS: Prisa Class B Non-Voting Convertible Shares. Note: Assumes no trust cash used to fund cash elections or redemptions

1. Total Liberty shares outstanding before the effect of the surrender of 24.8m of Sponsor Liberty warrants to support the Increased Liberty Capitalization Structure
2. Equivalent to approximately 5m Liberty common shares
3. Based on commitment of $500 million from Increased Capitalization Investors and Liberty Sponsors
4. To be issued unless Prisa is required to conduct a rights offering in connection with the transaction, in which case either no warrants would be issued or the warrant issuance would be adjusted, in either case so as to result in the same level of dilution and increased capital to Prisa

42

# Summary of Key Structure Changes (cont'd)

| | Revised Deal Announced – May 7 | New Structure – August 4 |
|---|---|---|
| **Change in Non-Voting Shares** | ▪ Conversion Price of NVCS: €3.75<br>  ▪ Initial Yield: 7.0%<br>  ▪ Prisa will be able to force conversion of the NVCS if and when the share price of Ords. has stayed above a certain price level for at least 20 trading days:<br>    ▪ During the first 2 years after the closing, the price level is €7.50<br>    ▪ During years 3 through 5, the price level is €4.875<br>    ▪ Following year 5, the price level is €3.75<br>  ▪ Dividend rate step up to 9% from year 5 to year 7<br>  ▪ After year 5, Prisa may redeem in cash provided the 20-day average closing price is below €3.75 | ▪ Conversion Price of NVCS: €2.00<br>  ▪ Minimum dividend: €0.175 per annum<br>  ▪ Mandatory conversion in 3.5 years<br>  ▪ Each NVCS converts at the end of 3.5 years into:<br>    ▪ 1 Ords. if the Prisa average stock price at the time[1] is at or above €2.00; or<br>    ▪ Up to 1.333 Ords. if the Prisa average stock price at the time[1] is between €1.50 and €2.00[2]<br>    ▪ 1.333 Ords. if the Prisa average stock price at the time[1] is below €1.50<br>  ▪ Prisa has option to settle the protection in cash<br>  ▪ Freely convertible for 1 Ords. at any time |
| **Pro Forma Prisa Share Count** | ▪ At close: 376.3m<br>▪ Post-conversion of NVCS: 523.7m | ▪ At close: 444.0m<br>▪ Post-conversion of NVCS: 847.0m<br>▪ Post-exercise of anticipated new Prisa warrants: 1,088.0m |

Abbreviations – Ords.: Prisa Class A Ordinary Shares; NVCS: Prisa Class B Non-Voting Convertible Shares
Note: Assumes no trust cash used to fund cash elections or redemptions
1 Prisa volume-weighted average share price for 20 trading days before the mandatory conversion date
2 At Prisa average stock price between €2.00 and €1.50, each NVCSs will convert into approximately (2.33-(2*P)/3), where P is the volume-weighted average price of Prisa ordinary shares for 20 trading days before mandatory conversion date

43

# Summary of Key Structure Changes (cont'd)

| | Revised Deal Announced – May 7 | New Structure – August 4 |
|---|---|---|
| **Pro Forma Prisa Ownership** | ▪ Ownership, at close: Liberty equityholders 41.8%, Prisa controlling Shareholders 41.2%, Prisa minorities 17.0%<br>▪ Ownership, fully dilluted[1]: Liberty equityholders 58.2%, Prisa controlling Shareholders 29.6%, Prisa minorities 12.2% | ▪ Ownership, at close: Liberty equityholders 50.6%, Prisa controlling Shareholders 35.0%, Prisa minorities 14.3%<br>▪ Ownership, fully diluted[2]: Liberty equityholders 57.7%, Prisa controlling Shareholders 30.0%, Prisa minorities 12.3% |
| **Cash to Prisa (with no Liberty redemptions)** | ▪ $903m | ▪ $870m |
| **Ownership Threshold of Prisa Controlling Shareholders** | ▪ The final mechanism to maintain a 30% ownership was to be determined at a later date | ▪ Upon closing, Prisa controlling Shareholders remain largest shareholders in Prisa, pre- and post- conversion of NVCS |

Abbreviations – Ords.: Prisa Class A Ordinary Shares; NVCS: Prisa Class B Non-Voting Convertible Shares

Note: Assumes no trust cash used to fund cash elections or redemptions

1. Post-conversion of NVCSs
2. Post-conversion of NVCSs and post-exercise of anticipated new Prisa warrants

44

AppendixB:PrisaBusinessOverview

Source: Prisa EXTENSIVE FOOTPRINT IN THE SPANISH AND PORTUGUESE SPEAKING WORLD WITH LEADING MARKET POSITIONS Covering a Spanish/Portuguese speaking population surpassing 700 million people LeaderInSpanishandPortugueseSpeakingWorld 1 44% 1 22% 1 53% 1 27% 1 35% 3 8% 2 23% 1 14% 3 12% 1 28% 1 39% 2 36% 1 47% 1 25% 4 12% 1 14% Note: PayTV. Source: CMT, 2009FTA. Source: Marktest, 2009Market share excluding government purchasesAudience share. Source: EGM (Spain), Marktest (Portugal), INRA (Mexico), ECAR (Colombia), Ipsos (Chile), and IBOPE (Argentina). 2009 figures.Source: OJD, 2009. 4 3 5

# Leader Across Businesses and Geographies

## PUBLISHING [1]

**Santillana (75% ownership as of April 2010)**

- Market leader in editorial and educational content in Spanish and Portuguese speaking countries
- More than 117million books sold in 2009
- Leadership in LATAM across all segments: Textbooks, Language and Trade Publishing
- Over 4 decades of experience in many of the 22 countries in which it operates
- 65% of revenue derived from LATAM markets
- Strong relationships with government agencies
- Markets with high barriers to entry and growth potential
- Trade publishing brands include: Alfaguara, Aguilar, Taurus and Suma
- Leadership in digital products in scholar textbooks. In trade publishing Santillana participates in the digital platform leader in Spain and Brazil (Libranda)

## AUDIOVISUAL [1,2]

**Digital + (56% ownership)**

- #1 PayTV operator in Spain reaching 1.8 million subscribers
- 44% subscriber market share; 70% revenue market share
- Highest ARPU in Western Europe
- Premium content: sports, films, series and in-house content

**Telecinco / Cuatro (18.3% ownership)**

- #1 FTA TV operator in Spain in terms of audience and advertising market share

**Media Capital (64.7% ownership)**

- TVI #1 free-to-air (FTA) TV operator in Portugal (TVI)
- 35% audience share; 49% revenue market share

**Plural** (100% ownership)

- Among the largest audiovisual production company in Spain/Portugal with over 4,800 hours of production in 2009

**VME** (30.9% ownership)[3]

- **One of the largest network in the US** Hispanic TV market

### EDUCATION

Santillana · Moderna · Fazendo escola com você · Richmond Publishing

### GENERAL TRADE

Alfaguara · taurus · Aguilar · Suma · El País Aguilar · Altea · Mandarley · punto de lectura

### PAY TV

DIGITAL+ · CANAL+

### FREE-to-AIR

cuatro · tvi24 · V me · CNN+ · tvi

### AUDIOVISUAL PRODUCTION / DISTRIBUTION

SOGECINE · SOGEPAQ · plural · Tesela

Note:
1. Information as of December 2009 (2) Assumes all Audiovisual Transactions are Completed (3) 2Q-2010. With an option to get control

Source: Prisa

47

# Leader Across Businesses and Geographies

## RADIO [1]

**Union Radio (73.5% Ownership)**

- Largest Spanish speaking news network in the world with 1,270 radio stations across 10 countries and over 26 million listeners
- Undisputed leadership in Spain, Chile, and Colombia
- A total of 30 formats/brands:
  - 8 Talk Radio Brands (Cadena SER)
  - 22 Music (Los 40 Principales)
- Strong brands with strong brand extensions
- Global, national and local markets
- Talent management representing top Latin artists like Alejandro Sanz & Miguel Bose
- Digital edge:
  - 41 web sites with +10m unique users
  - 100% of content digitalized & available
- Unión Radio produces content for two theme-based music television channels: 40TV and 40 Latino.

**TALK RADIO**

**MUSIC RADIO**

**TALENT MANAGEMENT**

## PRESS [1]

**El Pais (100% Ownership)**

- # 1 daily newspaper in Spain: 391,816 daily copies
- 16 million monthly unique internet users
- Global reach: Presence in Spain, Europe, and Latin America
- Specialized supplements
- 69% of revenues and 75% of EBITDA of the Press Division
- One of only a few major global papers with positive results

**As (75% Ownership)**

- # 1 daily sports newspaper in Madrid and #2 in Spain: 215,297 daily copies and 14.4 million unique internet users monthly
- 30% of total revenues come from As.com

**Cinco Dias (100% Ownership)**

- 5 Dias # 2 economic newspaper in Spain: 33,300 daily copies sold and 1,1 million monthly unique internet users

**Progresa Magazines (100% Ownership)**

- Broad magazine portfolio: Over 30 Magazines, with some in the top 10 ranking of circulation

**Le Monde (15% Ownership)**

- World's largest French Newspaper in 120 countries

**GENERALIST**

**SPECIALIST**

**MAGAZINES**

Note:
1. Information as of December 2009

Source: Prisa

48

Silo Revenue Consumer Publishing Consumer Integration Digital Transformation Prisa'sobjective is to evolve into an integrated company providing relevant content across multiple distribution channels Appointed a Corporate Development DirectorAppointed First Chief Digital Officer in Spain Promote collaboration among business units and development of transversal business opportunities (synergies) Develop a systematic approach to uncover new joint business opportunities Formulation of a compensation structure that drives and encourages integration Traditional Business Model New Business Model Partnerships Radio TransformandIntegrateBusinessUnits Source: Prisa

# DigitalBusinessOverview

## 46m users and over 300 websites on the forefront of Digital Transformation

- Unique content and direct customer relationship
- Ability to digitalize group's existing content and monetize it

- Considerable reach and growth:
  - More than 15m songs streamed per month from los40.com
  - More than 3m songs streamed per month from CadenaSer.com

- Newspapers successfully go digital:
  - ElPais.com reaches more than 17m unique users per month
  - As.com reaches more than 14m unique users per month

- Publishing business has the ability to create powerful and active online communities:
  - More than 200,000 users registered to participate in game for "El Laberinto de la Felicidad"
  - More than 30,000 followers of twilight in Santillana's group on Facebook

- Prisa is the leading provider of audiovisual content over the internet in Spain:
  - More than 1,300 published videos and 6.2m streams per month on Cuatro and 6.1m streams per month on youtube.com/cuatro
  - More than 250,000 premium videos streamed per month from digitalplus.es

**Unique Users on Prisa's Websites in Spain (Million per Month)**



24.0
21.9
26.4
25.5
27.8
30.2
38.7
36.9
34.2
44.1
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10

**Selected Brands**

Source: Prisa

50

GrupoPrisaHistoricalResults Revenues 2007 20081 2009 YTDAug-09 YTDAug-10 Audiovisual 2,106 2,169 1,771 1,216 1,083 Santillana 560 608 617 439 450 Radio 423 415 377 235 253 Press 572 504 416 270 263 Other2 35 19 28 22 15 Total Revenues 3,696 3,715 3,209 2,182 2,064 EBITDA 2007 20081 2009 YTDAug-09 YTDAug-10 Audiovisual 398 382 343 237 191 Santillana 120 134 152 152 149 Radio 116 102 100 51 59 Press 137 67 53 26 27 Other2 9 -12 -24 -9 -5 Total Adjusted EBITDA 780 674 624 455 420 EBITDA Margin % 2007 20081 2009 YTDAug-09 YTDAug-10 Audiovisual 18.9% 17.6% 19.4% 19.5% 17.6% Santillana 21.4% 22.1% 24.7% 34.6% 33.0% Radio 27.3% 24.7% 26.5% 21.5% 23.3% Press 23.9% 13.3% 12.7% 9.4% 10.1% Other2 25.8% -62.0% -85.9% -42.4% -33.3% Total Adjusted EBITDA Margin 21.1% 18.1% 19.4% 20.9% 20.4% Note: 1. 2008 figures exclude real estate disposal (€227 m Revenues; €215 m EBITDA) and Sale of 8.14% of Union Radio to 3i (€ 60 m Revenues, € 60 m EBITDA)2. "Other" includes Prisa's digital platform and Prisa's distribution, advertising, real estate and corporate activities, and the eliminations and adjustments on consolidation Source: Prisa

Historical cash flows have been sufficient to meet interest and dividend payments € Million 2007 2008 2009 1H2009 1H2010 EBITDA 780 948 624 299 292 Change in Working Capital (31) (2) (84) (110) (169) Recurrent Investments (213) (190) (128) (55) (67) Operating Cash Flow 536 756 412 133 57 Interest Paid (180) (269) (159) (89) (61) Dividends Paid (47) (49) (5) (2) (2) Taxes Paid 10 (32) (31) (10) (15) Financial liability instruments (1) 1,623 (166) (36) (218) Proceeds from sales of minority interests 279 Other 1 (779) (2,053) (18) (8) (31) Change in cash flows in the year (462) (23) 33 (12) 8 Cash and cash equivalents at beginning of year 535 73 49 49 83 Cash and cash equivalents at end of period 73 49 83 37 91 Expect reduced levels of interest payments due to anticipated deleveraging post closing of Liberty transaction and asset sales Note: 1 . Other include the acquisition of Sogecable and Media Capital in 2008 and 2007 GrupoPrisaHistoricalCashFlowSummary Source: Prisa

GroupStructure Source: Prisa Press Radio Publishing Audiovisual El Pais Cinco Dias Magazines 100% 100% 100% Union Radio 73.5% Grupo Santillana 75% Media Capital Sogecable 65% 100% Digital+ Telecinco 56% Digital 18.3% As Le Monde 75% 15% VME1 30.9% 100% Corporate Structure - Pro Forma for Pending Minority Sales Note: 1. With an option to get control

AppendixC:Digital+inDepth

USA Portugal Spain One of the main production companies in Spain/Portugal (100% MediaCapital) AUDIOVISUAL 31% 2 56% Pay TV Distribution Pay TV Channels Free TV Channels 18% Mobile ( ) Internet (plus.es, cuatro.com. tvi.iol.pt, telecinco.es...) 65% Ownership BusinessOverview >> THE LEADING TV MEDIA GROUP IN SPAIN AND PORTUGAL Note: Once announced transactions are closed As of June 2010 1 1 1 Source: Prisa

# Market Leader with Large Growth Potential

## Market Leader…

**Pay TV Revenue Market Share**


Digital+
70%
Ono
13%
Imagenio
9%
Others
8%

**Pay TV Subscriber Market Share**


Digital+
44%
Ono
23%
Imagenio
16%
Others
17%

Source: Spanish Telecommunication Market Commission (CMT) and Prisa Annual report 2009.

## …In an Under-penetrated Pay TV Market

- Pay TV in Spain remains significantly under-penetrated (27%) compared to the US and other European peers
- Considerable growth potential in value added services such as PVR, HD and Multiroom
- Strong differentiation through exclusive content both in Exclusive Premium Sports and Hollywood films
- Full coverage of Spanish football tournaments
- Unique platform with national reach and In-house production of programmes and channels

**Exclusive Sports**

**Exclusive pay-TV blockbusters and series**

56

# ValueAddedServicesPenetrationStrategy

## Increasing Customer Retention through Improved Offerings and Pricing Model

### Drive PVR Penetration

- iPlus marketing started in 2007
- **New iPlus pricing model:** monthly lease versus sale
  - Since May 2010, users pay €5 or €10 instead of buying the iPlusbox for more than €150. iPlus users have increased more than 110,000 during the first eight months of 2010
  - Additional benefits from multi-room STB penetration linked to iPlus distribution (70,000 as of August 2010)
- **Entry gate for value added services: VoD, HD and 3D**
  - HD channels increase. 14 HD channels line-up as of August 2010
  - VoDto start in early 2011
  - First Spain's 3D broadcasts in June 2010, showing eight live World Cup 1010 matches as well as concerts and other events

### HD Rollout Strategy

- Started high-definition broadcasts at the beginning of 2008 through Canal+HD, the first HD channel in Spain
- Only platform in Spain capable of delivering HD broadcast to all its customers
- Room to grow as compared to more advanced markets
- New repackaging process already under way to increase subscribers, penetration of new services and ARPU
- Increase customer loyalty and satisfaction.

>> **Broaden distribution of PVR/iPlus, HD, Multiroom, VOD and 3D to drive loyalty and subscription ARPU**

Source: Prisa

57

MarketPenetrationPotential Market Penetration Upside Additional Addressable Markets 49% 42% 41% 40% 50% 60% TV Non TV Non TV Coverage Platforms Subscribers (1Q10) 27% 20% 30% 1,291 824 507 2,699 2,317 Cable ADSL 23% 0% 10% UK France Italy Spain DTH 1,799 72% Fast growth pockets for premium content di t ib ti Service Penetration Upside Pay DTT 190 urce: CMT and GFK distribution 5% 5% 2% 12% 12% 4% 67% 47% 21% Outstanding content and production provides distribution opportunities in current and future telecom’s subscriber base Relevant growth potential in value PVR HD Service MultiRoom Digital+ FY2009 Digital+ Jul.10E Sky added services for DTH customers such as 3D and HD offers as well as PVR and Multi-room STB. Achievements in both strategies being made already 58 Source: BskyB results Dec.09 / Digital+ Dec.09 & Aug.10

AcceleratedStrategyImplementation Multidistribution Strategy Results Agreements with Telco Operators Date Type iPlus penetration (000’s) 169 176 203 May 2010 Bundle (DTH) May 2010 Wholesale Agreement (cable) 92 2009 1Q10 1H10 Aug.10 August 2010 Bundle and wholesale Agreement (DTH) HD channel line-up 10 14 14 6 2009 1Q10 1H10 Aug.10 Digital Terrestrial Television Channels Multi-distribution stages Multiroom penetration (000’s) 72 (Since August 2010) strategy still in early these relationships have so far been successful Further deals already in negotiations with other telecom operators 39 43 56 2009 1Q10 1H10 Aug.10 59 Source: CMT 2009

SStrategyImpact:CustomerandARPUGrowth Addressing Customer Churn Sustaining ARPU Net Subscribers Additions (000’s) 1 0 50 45.1 44.6 41 5 42 9 42 0 ARPU 41.5 42.9 42.0 10 20 30 40 -30 -85 -61 -100 -80 -60 -40 -20 0 2007 2008 2009 1H09 1H10 -104 -120 2008 1H09 2H09 1H10 Soccer war had significant impact on ARPU mix. Income is now transitioning from PPV into subscription revenue, as Canal+ Liga channel replaces main PPV fixtures Subscribers in 1H2009 were impacted in part because of the confusion with regards to the broadcasting of soccer matches created by the legal dispute between AVS and Mediapro di S i h L S B d t Launched in 2009, Canal+ Liga already has 800,000 subscribers (1H 2010) In the second quarter of 2010, the ARPU amounted to 42.2, which was an increase of 1.6% regarding Spanish League Soccer Broadcast Rights 2H09 showed improvements despite full football coverage only resumed in 4Q09 T d i h compared to the same period the previous year The implementation of PVR, HD and 3D is expected to drive subscription ARPU Trends in 1H10 show recovery August 2010 is the fifth consecutive month of decline in cancellations and churn rate improvement (year-on-year). 60 Note: 1. 2.065 million subscribers by December 2007 Source: Prisa

AudiovisualResults Revenue Revenue from the sale of audiovisual rights and programs decreased by 33.4% from 2008 to 2009, from 347.8 million to 231.7 million. This decrease was due primarily to the negative impact of a change in the soccer marketing model at Sogecable Until June 2009, Sogecable consolidated all revenues received cable from operators and all costs payable to the Spanish League and for the Cup football rights EBITDA As of September 2009, Sogecable no longer accounted for 100% of the costs of these rights. Sogecable signed Mediapro for 398 382 an agreement with the media exploitation of soccer games, which provided for Digital+ and Canal+Liga subscribers to 343 2007 2008 2009 receive all the Spanish League and Cup broadcasts for the next three seasons. 61 Source: Prisa

# SpanishLigaSoccerRightsinDepth

**SOCCER RIGHTS TIMELINE**

| | Before 2007 | Soccer War 2007 – June 2009 | June 2009 |
|---|---|---|---|
| **Overview** | • 2006. Mediapro and Audivisual Sport (AVS) (owned by Sogecable 75% and Mediapro 25%), reached an agreement to deploy soccer rights | • AVS claims Mediapro breached the agreement<br>• Mediapro blocked access to certain matches | • End of the soccer war<br>• Sogecable and Mediapro reached an agreement<br>• **D+ has rights for matches transmission until 2012** |
| **Matches available per distribution channel per week** | Since 2003:<br>• 1 in FTA<br>• 1 exclusive in D+ on Sundays<br>• 8 in PPV available for all platforms | • Uncertainty in programming:<br>• Programming was planned few days ahead<br>• Up to 3 matches were shown in FTA per week reducing PPV revenues | • 3 in payTV channels<br>• 1 in FTA (Sexta and TV3)<br>• 1 exclusive in D+ on Sundays<br>• 5 in PPV available on cable, DSL and DTH |
| **Commerciali-zation model of the soccer rights** | • AVS paid for the soccer rights and resold them to other platforms | • AVS paid for the soccer rights and resold them to other platforms | • Sogecable pays to Mediapro the rights to show the content only in its own platform |

**Recent Developments**

- Barcelona's Mercantile Court No. 7 appOn March 15th, 2010, Madrid's court No. 36 ruled in favor of the claim of AVS against Mediapro: ruling that Mediapro must pay €105 million and must return football-broadcast rights to AVS
- roved Mediapro's filling for insolvency. This court has to enforce the judgment of the Madrid's court No. 36
- On June 30th, Sogecable deposited the first payment for the 2010/2011 season (€90million), therefore Sogecableis assured of the soccer games transmission for that season

>>

Source: Prisa

62